                                   LINDE PLC

                          POWER OF ATTORNEY - OFFICER

      I, Andreas Opfermann, an officer of Linde plc (the "Company"), hereby authorize and designate each of Guillermo Bichara, Anthony M. Pepper and Christoph

Hammerl signing singly, as my agent and attorney-in-fact, with full power of substitution, to:

     (1) prepare and sign on my behalf, in my capacity as an officer of the

         Company, any Form 3, Form 4 or Form 5 under Section 16 of the U.S.

         Securities Exchange Act of 1934 ("Section 16") and any amendments thereto, and file the same with the U.S. Securities and Exchange

         Commission and the New York Stock Exchange;

     (2) prepare and sign on my behalf, in my capacity as an officer of the

         Company, any Form 144 Notice under the U.S. Securities Act of 1933 and any amendments thereto and file the same with the U.S. Securities and

         Exchange Commission;

     (3) prepare and sign on my behalf, in my capacity as an officer of the

         Company, any notification of transactions by persons discharging managerial responsibilities pursuant to the EU Market Abuse Regulation

         (596/2014) and the European Union (Market Abuse) Regulations 2016 of

         Ireland (S.I. 349/2016) (together, the "Market Abuse Regulations") and file the same with the German Federal Financial Supervisory Authority

         (BaFin) and/or to the Central Bank of Ireland; and

     (4) do anything else necessary or proper in connection with the foregoing.

This power of attorney shall remain in effect as long as I am subject to Section

16 or the Market Abuse Regulations with respect to the Company, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact,

and shall not be affected by my subsequent disability or incompetence.

                                                 /s/ Andreas Opfermann

                                                 -------------------------------

                                                 Name: Andreas Opfermann

                                                 Date: 11/01/2019